FIRST AMENDMENT TO SECURED LINE OF CREDIT PROMISSORY NOTE

THIS FIRST AMENDMENT TO SECURED LINE OF CREDIT PROMISSORY NOTE (this “Amendment”) dated effective as of August 10, 2010 (the “Effective Date”), is by and between UNITED DEVELOPMENT FUNDING IV, a real estate investment trust organized under the laws of the state of Maryland (“Borrower”), and RALEY HOLDINGS, LLC, a Nevada limited liability company or its assigns (“Lender”).

RECITALS:

A.           Lender made a line of credit loan to Borrower pursuant to that certain Secured Line of Credit Promissory Note dated February 5, 2010 in the original principal amount of up to U.S. Eight Million and NO/100 Dollars ($8,000,000.00) issued and executed by Borrower and payable to the order of Lender (the “Note”).

B.           Borrower has requested Lender to increase the Commitment amount from U.S. Eight Million and NO/100 Dollars ($8,000,000.00) to U.S. Twenty Million and NO/100 Dollars ($20,000,000.00), and Lender has agreed to do so, all in accordance with and subject to the terms and conditions of this Amendment.

AGREEMENT:

For and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower and Lender hereby agree as follows:

1.           Recitals; Certain Definitions.  The recitals to this Amendment are true and correct in all respects and are incorporated by reference into the body of this Amendment.

2.           Definition of Commitment.  The definition of Commitment in Section 1 of the Note is hereby deleted in its entirety and replaced with the following definition:

“Commitment” shall mean the aggregate amount of up to U.S. Twenty Million and NO/100 Dollars ($20,000,000.00).

Further, all other references in the Note and the Loan Documents to the maximum principal amount of $8,000,000.00, whether in numbers or words, shall be amended to refer to the maximum principal amount of $20,000,000.00.

3.           Acknowledgment of Debt.  Borrower acknowledges and agrees that the Loan, as evidenced and secured by the Loan Documents, is valid and existing indebtedness of Borrower payable and owing to Lender, and Borrower covenants and agrees to pay the Note in accordance with its terms, as modified by this Amendment.

4.           Loan Document.  This Amendment is a “Loan Document” as such term is defined in the Note.

5.           Binding Effect. This Amendment shall be binding on Borrower and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

6.           Captions; Number or Gender of Words.  The captions in this Amendment are for the convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.  Except where the context indicates otherwise, words in the singular number will include the plural and words in the masculine gender will include the feminine and neutral, and vice versa, when they should so apply.

7.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

8.           Severability.  If any provision of this Amendment shall be held invalid under any applicable laws, then all other terms and provisions of this Amendment and the Loan Documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

9.           FINAL AGREEMENT.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO OR THERETO.

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First Amendment to Secured Line of Credit Promissory Note                                                                                                                                          Page
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on this the 10th day of August, 2010, effective for all purposes as of the Effective Date.

BORROWER:

UNITED DEVELOPMENT FUNDING IV,
a real estate trust organized under the laws of
the state of Maryland

By:           /s/ Hollis M. Greenlaw
Name:      Hollis M. Greenlaw
Its:           Chairman and Chief Executive Officer

LENDER:

RALEY HOLDINGS, LLC,
a Nevada limited liability company

By:           /s/ Richard Raley
Name:      Richard Raley
Its:           President and Chief Executive Officer

First Amendment to Secured Line of Credit Promissory Note                                                                                                                                          Page
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